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                                                                    EXHIBIT 10.1



                        TERMINATION AND RELEASE AGREEMENT


         This TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and entered into as of July 13, 1999, by and among Capstar Broadcasting Corporation (the "Company"), a Delaware corporation, Capstar Broadcasting Partners, Inc. ("Partners"), a Delaware corporation, and Hicks, Muse & Co. Partners, L.P. (together with its successors, "HMCo"), a Texas limited partnership, and, for the limited purposes set forth in Sections 4 and 5 of this Agreement, is joined in by Chancellor Media Corporation, a Delaware corporation to be renamed AMFM Inc. ("Chancellor"), with respect to (i) that certain Financial Advisory Agreement, dated July 1, 1997, between the Company and HMCo attached hereto as Exhibit A (the "Company Financial Advisory Agreement"); (ii) that certain Monitoring and Oversight Agreement, dated July 1, 1997, between the Company and HMCo attached hereto as Exhibit B (the "Company M&O Agreement" and, together, with the Company Financial Advisory Agreement, the "Company Financial Services Agreements"); (iii) that certain Financial Advisory Agreement, dated October 16, 1996, between Partners and HMCo attached hereto as Exhibit C ("Partners Financial Advisory Agreement"); and (iv) that certain Monitoring and Oversight Agreement, dated October 16, 1996, between Partners and HMCo attached hereto as Exhibit D ("Partners M&O Agreement" and, together, with the Partners Financial Advisory Agreement, the "Partners Financial Services Agreements," and, together, with the Company Financial Services Agreements, the "Financial Services Agreements").

         WHEREAS, pursuant to the terms of the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 29, 1999 and amended on June 30, 1999, by and among Chancellor, CBC Acquisition Company, Inc., a Delaware corporation, CMC Merger Sub, Inc., a Delaware corporation, and the Company, it is a condition precedent to Chancellor's obligation to consummate the Merger that the parties hereto terminate the Financial Services Agreements. Each capitalized term not defined herein shall have the meaning assigned to such term in the Merger Agreement.

         NOW, THEREFORE, intending to be legally bound and in consideration for the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Company, Partners, and HMCo hereby agree that the Financial Services Agreements and any exhibits thereto shall terminate and be of no further force and effect on any of the parties thereto, effective as of the Effective Time, except that (i) Section 4 of each of the Financial Services Agreements shall survive the termination of such agreements to the extent that HMCo is entitled to an expense reimbursement for any services rendered in accordance with the terms thereof prior to the Effective Time; (ii) Section 5 of each of the Financial Services Agreements shall survive the termination of such agreements, and HMCo shall be entitled to indemnity under Section 5, with respect to any services rendered by HMCo prior to the Effective Time in accordance with the terms of such agreements; and (iii) Section 6 of each of the Financial Services Agreements shall survive the termination of such agreements.



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         2. Except for any claim that the Company or Partners or their respective successors or assigns may in the future have against HMCo under
Section 6 of each of the Financial Services Agreements, each of the Company and Partners hereby irrevocably and unconditionally releases, acquits and forever discharges HMCo, and each of its past, present or future successors, assigns, employees, agents, stockholders, partners, subsidiaries, parent companies, other affiliates (corporate or otherwise), and legal representatives, including their past, present or future officers and directors, and each of them, of and from any and all Released Claims (as defined herein), arising out of, based upon, resulting from or relating to the negotiation, execution, performance, breach or otherwise related to or arising out of each of the Financial Services Agreements. "Released Claims" as used herein shall mean any and all charges, complaints, claims, causes of action, promises, agreements, rights to payment, rights to any equitable remedy, rights to any equitable subordination, demands, debts, liabilities, express or implied contracts, obligations of payment or performance, rights of offset or recoupment, accounts, damages, costs, losses or expenses (including attorneys' and other professional fees and expenses) held by any party hereto, whether known or unknown, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative.

         3. Except to the extent that Sections 4 and 5 of each of the Financial Services Agreements survives the termination of such agreements as provided in clauses (i) and (ii) of Section 1 hereof, HMCo hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and Partners, and each of their respective past, present or future successors, assigns, employees, agents, stockholders, partners, subsidiaries, parent companies, other affiliates (corporate or otherwise), and legal representatives, including their past, present or future officers and directors, and each of them, of and from any and all Released Claims, arising out of, based upon, resulting from or relating to the negotiation, execution, performance, breach or otherwise related to or arising out of the Financial Services Agreements.

         4. At the Effective Time and in consideration for the termination of the Company M&O Agreement and, subject to Paragraph 1 hereof, in full satisfaction of all obligations under the Company M&O Agreement, Chancellor shall enter into a stock option agreement with HMCo, in substantially the form attached hereto as Exhibit E, which grants HMCo an option to purchase up to 634,517 shares of common stock, par value $.01 per share ("Chancellor Common Stock"), of Chancellor at a per share exercise price of $52.00.

         5. At the Effective Time and in consideration for the termination of the Company Financial Advisory Agreement and, subject to Paragraph 1 hereof, in full satisfaction of all obligations under the Company Financial Advisory Agreement, the Company shall pay, or cause to be paid, to HMCo an amount equal to $10,000,000, payable in cash or by wire transfer of immediately available funds to an account designated by HMCo, and Chancellor shall enter into a stock option agreement with HMCo, in substantially the form attached hereto as Exhibit E, which grants HMCo an option to purchase up to 335,099 shares of Chancellor Common Stock at a per share exercise price of $52.00.




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         6. Should any provision of this Agreement be declared or be determined to be illegal, invalid, or otherwise unenforceable, the validity of the remaining parts, terms, and provisions hereof will not be affected thereby but such will remain valid and enforceable, and said illegal or invalid parts, terms, or provisions shall be deemed not to be a part of this Agreement.

         7. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended, any other counterpart.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, all as of the date first written above.

                                    CAPSTAR BROADCASTING CORPORATION


                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                        -------------------------------------
                                    Name:   William S. Banowsky, Jr.
                                          -----------------------------------
                                    Title:  Executive Vice President &
                                            General Counsel
                                          -----------------------------------


                                    CAPSTAR BROADCASTING PARTNERS, INC.


                                    By:     /s/ WILLIAM S. BANOWSKY, JR.
                                        -------------------------------------
                                    Name:   William S. Banowsky, Jr.
                                          -----------------------------------
                                    Title:  Executive Vice President &
                                            General Counsel
                                          -----------------------------------


                                    HICKS, MUSE & CO. PARTNERS, L.P.

                                    By: HM PARTNERS INC., ITS GENERAL PARTNER


                                    By:     /s/ JACK D. FURST
                                        -------------------------------------
                                    Name:   Jack D. Furst
                                          -----------------------------------
                                    Title:  Partner
                                          -----------------------------------


                                    This Agreement is joined in by Chancellor for the limited purposes set forth in Sections 4 and 5 of this Agreement:

                                    CHANCELLOR MEDIA CORPORATION



                                    By:     /s/ THOMAS O. HICKS
                                        -------------------------------------
                                    Name:   Thomas O. Hicks
                                          -----------------------------------
                                    Title:  Chief Executive Officer
                                          -----------------------------------




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